Revenues	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenues
16. Revenues
The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	Year ended December 31,
	2019	2020	2021
Time charter revenues	97,249,537	101,837,425	105,966,167
Bareboat revenues	21,764,102	16,876,956	9,624,684
Voyage charter revenues	24,018,198	25,161,401	33,813,496
Other income	1,227,475	1,127,239	800,180

Total	144,259,312	145,003,021	150,204,527

The amount of revenue earned as demurrage relating to the Company’s voyage charters for the years ended December 31, 2019, 2020 and 2021 was $2.0 million, $2.4 million and $4.1 million, respectively and is included within “Voyage charter revenues” in the above table.
As of December 31, 2020 and 2021, the Company recognized $309,608 and $298,984, respectively, of contract fulfillment costs which mainly represent bunker expenses incurred prior to commencement of loading relating to the Company’s voyage charters. These costs are recorded in “Other current assets” in the consolidated balance sheets.
As of December 31, 2019, 2020 and 2021, revenues relating to undelivered performance obligations of the Company’s voyage charters amounted to $439,135, $1,353,290 and $1,789,720, respectively. The Company recognized these amounts as revenues in the first quarters of 2020
, 2021
and 202
2
, respectively.

Three of the time charters entered into in 2014, also grant the charterer an option to purchase the respective vessels during the time charter period, at stipulated prices, decreasing on a pro-rated
basis by a fixed amount per year until the expiration of the time charters. These options expire in 2022.